PLEASE FILE THIS STATEMENT OF ADDITIONAL INFORMATION
                         SUPPLEMENT WITH YOUR RECORDS.

                   WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                     WELLS FARGO ADVANTAGE DISCOVERY FUNDSM
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                  WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
                  WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND
                 WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                     WELLS FARGO ADVANTAGE MONEY MARKET FUND
                   WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND
                    WELLS FARGO ADVANTAGE OPPORTUNITY FUNDSM
                   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

          Supplement dated June 30, 2005 to the Statement of Additional
                       Information dated April 11, 2005.

ALL FUNDS
Effective immediately, the "Policies and Procedures for Disclosure of Fund Portfolio Holdings" information found on page 48 is replaced with the following:

         The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

         DISCLOSURE OF FUND PORTFOLIO HOLDINGS. The complete portfolio holdings for each Fund is publicly available on the Funds' website (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day delayed basis. In addition, top ten holdings information for the Funds is publicly available on the Funds' website (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, seven-day delayed basis.

         Furthermore, as required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter.

         Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

         LIST OF APPROVED RECIPIENTS. Below is a list that describes the limited circumstances in which a Fund's portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

          A. PORTFOLIO MANAGERS. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

          B. FUNDS MANAGEMENT. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

          C. EXTERNAL SERVICING AGENTS. Appropriate personnel that assist in the review and/or processing of Fund portfolio transactions employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

          D. RATING AGENCIES. S&P and Moody's receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody's receives holdings information monthly on a seven-day delayed basis.

          E. RANKING AGENCIES. Morningstar and Lipper Analytical Services receive the Funds' full portfolio holdings on a calendar quarter, 60-day delayed basis.

         ADDITIONS TO LIST OF APPROVED RECIPIENTS. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

         BOARD APPROVAL. The Board is charged with reviewing and reapproving these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less than annually, and making any changes that they deem appropriate.




RT51749 06-05                                               VTF0605/SUP022 06-05